                                                                    Exhibit 99.1

                      JOINT FILING STATEMENT


    Each of the undersigned agrees that (i) the statement on Amendment No. 1 to Schedule 13D relating to the Common Stock, par value $.01 per share, of
Newmark Homes Corp. has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.



February 14, 2000                              TECHNICAL OLYMPIC USA, INC.



                                               By:   /s/ Constantinos Stengos
                                                  ------------------------------
                                               Name: Constantinos  Stengos
                                               Title: President


                                               TECHNICAL OLYMPIC (UK) PLC



                                               By:   /s/ Constantinos Stengos
                                                  ------------------------------
                                               Name: Constantinos Stengos
                                               Title: General Director


                                               TECHNICAL OLYMPIC S.A.



                                               By:   /s/ Constantinos Stengos
                                                  ------------------------------
                                               Name: Constantinos Stengos
                                               Title: Managing Director